UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):                 November 9, 2004

NAVTEQ CORPORATION

(Exact Name of Registrant as Specified in Charter)

DELAWARE	0-21323	77-0170321
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

222 Merchandise Mart, Suite 900
Chicago, Illinois 60654
(Address of Principal Executive Offices) (Zip Code)

(312) 894-7000
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

On November 9, 2004, NAVTEQ Corporation’s (the “Company”) U.S. operating subsidiary, NAVTEQ North America, LLC (“NTNA”), entered into a Credit Agreement (the “Agreement”) with LaSalle Bank, National Association (the “Bank”).  The Company also entered into a Guaranty in favor of the Bank dated November 9, 2004, guaranteeing the obligations of NTNA under the Agreement.  The Agreement and the Guaranty are filed as Exhibits 10.1 and 10.2 to this Current Report on Form 8-K and are hereby incorporated by reference.  The Company and NAVTEQ B.V., another of the Company’s subsidiaries, are also parties to a Swap agreement with ABN AMRO N.V., an affiliate of the Bank, which is more fully described in the Company’s Quarterly Report on Form 10-Q for the quarter ended September 26, 2004.

Pursuant to the terms of the Agreement, NTNA may borrow up to $25 million at an interest rate of either U.S. LIBOR plus 0.5% or the greater of the prime rate or the Federal funds rate plus 0.5%.  NTNA is required to pay to the bank a quarterly facility fee of 7.5 basis points per annum on the average daily unused commitment.  The Agreement is scheduled to mature on December 1, 2005.  If the loans outstanding exceed $25 million, NTNA must immediately prepay the loans in an amount sufficient to eliminate the excess.  A default under this Agreement, which may be caused by certain events, including, without limitation, a change in control of the Company, a breach of the financial covenants and a breach of the negative covenants regarding debt incurrence and restrictive payments and investments, will result in the immediate termination of the Bank’s commitment and all loans and other underlying obligations will become immediately due and payable by NTNA.

Section 2 – Financial Information

Item 2.03  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information provided in Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 2.03.

Section 9 – Financial Statement and Exhibits

Item 9.01  Financial Statements and Exhibits.

(a)           Financial Statements of Businesses Acquired.

Not applicable.

(b)           Pro Forma Financial Information.

Not applicable.

(c)           Exhibits.

The following exhibits are being furnished herewith:

10.1                           Credit Agreement dated as of November 9, 2004 between NAVTEQ North America, LLC and LaSalle Bank, National Association.

10.2                           Guaranty by NAVTEQ Corporation dated as of November 9, 2004 in favor of LaSalle Bank, National Association.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NAVTEQ CORPORATION

Date: November 12, 2004	By:	/s/ David. B. Mullen
David B. Mullen
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 10.1	Credit Agreement dated as of November 9, 2004 between NAVTEQ North America, LLC and LaSalle Bank, National Association.

Exhibit 10.2	Guaranty by NAVTEQ Corporation dated as of November 9, 2004 in favor of LaSalle Bank, National Association.